Exhibit 10.2

FIFTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of July 10, 2014 by and among each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature page hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of October 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of June  20, 2011, and that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 31, 2012 (as so amended, “Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 4), all as more particularly described in Amended Lease No. 4; and

WHEREAS, on June 1, 2012, the financing secured by the Bronco Financed Property known as Home Place of New Bern and having an address at 1309 McCarthy Boulevard, New Bern, North Carolina 28562 (the “Home Place of New Bern Financed Property”) was repaid in full, and, pursuant to Section 23.18 of Amended Lease No. 4, the Home Place of New Bern Financed Property was automatically added to and demised under Amended Lease No. 4, and, pursuant to Section 21.6 of the Bronco Financed Lease for the Home Place of New Bern Financed Property (the “Home Place of New Bern Financed Lease”), the Home Place of New Bern Financed Lease was automatically terminated; and

WHEREAS, Tenant wishes to exercise its right to extend the Term of Amended Lease No. 4 for the first Extended Term to April 30, 2032; and

WHEREAS, Landlord wishes to grant to Tenant the right to extend the Term of Amended Lease No. 4 for an additional Extended Term of fifteen (15) years from May 1, 2047 to April 30, 2062; and

WHEREAS, in connection with the foregoing, Landlord and Tenant wish to amend Amended Lease No. 4 to reflect the addition of the Home Place of New Bern Financed Property, Tenant’s extension of the Term and the grant of an additional Extended Term;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      New Bern Financed Property.  As of June 1, 2012, the financing securing the Home Place of New Bern Financed Property was repaid in full and the Home Place of New Bern Financed Property has been added to and demised under Amended Lease No. 4, such that SNH/LTA SE Home Place New Bern LLC has become a Landlord under Amended Lease No. 4 and FVE SE Home Place New Bern LLC has become a Tenant under Amended Lease No. 4.

2.                                      Extension of Term.  Tenant hereby elects to exercise its right to extend the Term of Amended Lease No. 4 for the first Extended Term in accordance with Section 2.4 of Amended Lease No. 4 (without giving effect to the replacement of Section 2.4 of Amended Lease No. 4 as provided for in this Amendment), such that the Term of Amended Lease No. 4 shall expire on April 30, 2032.  For the avoidance of doubt, this Amendment is agreed to constitute a Notice of Tenant’s election to exercise its right to extend the Term of Amended Lease No. 4 for the first Extended Term in accordance with Section 2.4 of Amended Lease No. 4 (without giving effect to the replacement of Section 2.4 of Amended Lease No. 4 as provided for in this Amendment).

3.                                      Extended Terms.  Section 2.4 of Amended Lease No. 4 is deleted in its entirety and replaced with the following:

2.4                               Extended Terms.  Provided that no Event of Default shall have occurred and be continuing, Tenant shall have the right to extend the Term for two renewal terms of fifteen (15) years each (each an “Extended Term”).

If and to the extent Tenant shall exercise the options, the first Extended Term shall commence on May 1, 2032 and expire on April 30, 2047 and the second Extended Term shall commence on May 1, 2047 and expire on April 30, 2062.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that during each Extended Term, the Minimum Rent shall be adjusted so that the portion of the Minimum Rent attributable to the New Seasons Properties shall be the Fair Market Rental Value thereof, and Tenant shall have no right to extend the Term beyond April 30, 2062.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than April 30, 2030, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than April 30, 2045, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the current Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of

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Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the current Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

Notwithstanding the foregoing, Tenant shall have no right to extend the Term with respect to any Properties located in the State of California.  If Tenant shall extend the Term, the definition of Leased Property shall exclude any Properties located in the State of California, Minimum Rent shall be reduced by the Minimum Rent allocated thereto by the parties, and Tenant shall surrender such Properties to Landlord at the expiration of the Term in the condition required by Section 5.3 and shall comply with all of its other obligations relating to such Properties as if the Term had expired on such date.

4.                                      Schedule 1.  Schedule 1 to Amended Lease No. 4 is deleted in its entirety and replaced with Schedule 1 attached hereto.

5.                                      Exhibit A.  Exhibit A to Amended Lease No. 4 is amended by deleting Exhibit A-4 attached thereto in its entirety and replacing it with Exhibit A-4 attached hereto.

6.                                      Ratification.  As amended hereby, Amended Lease No. 4 is hereby ratified and confirmed.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

CCOP SENIOR LIVING LLC
SNH CHS PROPERTIES TRUST
SNH NS PROPERTIES TRUST
SNH SOMERFORD PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA PROPERTIES TRUST
SNH/LTA SE HOME PLACE NEW BERN LLC
SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE - NS TENANT, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST
FVE SE HOME PLACE NEW BERN LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

[Signature Page to Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	$3,515,630	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Home Place of New Bern 1309 McCarthy Boulevard New Bern, NC 28562	2012	$2,742,228	06/20/2011	7.50%
A-5	Intentionally Deleted	N/A	N/A	N/A	N/A
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Westridge Quality Care & Rehabilitation 600 Manor Drive Clarinda, IA 51632	2005	$2,933,641	12/31/2001	10%
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%
A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	$6,624,481	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002*	N/A	N/A	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856*	N/A	N/A	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914*	N/A	N/A	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411*	N/A	N/A	12/29/2003	10%
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341*	N/A	N/A	12/29/2003	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342*	N/A	N/A	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704*	N/A	N/A	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%
A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	2010	$14,988,426	10/01/2009	8.75%
A-27	McCarthy Court II 1325 McCarthy Boulevard New Bern, North Carolina	2012	$3,050,293	06/20/2011	7.5%
A-28	Remington Club I & II 16925 and 16916 Hierba Drive San Diego, CA 92128	2005	$20,853,252	01/11/2002	10.0%
A-29	Savannah Square One Savannah Square Drive Savannah, GA 31406	2007	$6,931,887	10/01/2006	9.0%
A-30	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	2006	$4,992,156	11/19/2004	9.0%

“*” indicates New Seasons Property

EXHIBIT A-4

Home Place of New Bern

1309 McCarthy Boulevard
New Bern, North Carolina 28562

TRACT ONE:

Being all of LOT 1 (REVISED), according to plat entitled “RECOMBINATION, LOTS 1 AND 2 HOME PLACE OF NEW BERN FOR HOME PLACE OF NEW BERN, LLC”, according to the plat thereof, recorded in PLAT CABINET G, SLIDE 173-C, in the Office of the Register of Deeds of Craven County, North Carolina.

EASEMENT TRACT: (APPURTENANT TO TRACT ONE OF FEE PARCEL ONLY)

TOGETHER WITH all property easement rights and benefits contained in that certain Declaration of Rights, Restrictions and Easements recorded in Book 2221, Page 208; and Amended and Restated Declaration Rights, Restrictions and Easement recorded May 23, 2008, in Book 2727, Page 164, Craven County Registry.

TRACT TWO:

Being all of that 1,689 Sq. Foot tract, according to plat entitled “RECOMBINATION, LOTS 1 AND 2 HOME PLACE OF NEW BERN FOR HOME PLACE OF NEW BERN, LLC”, according to the plat thereof, recorded in PLAT CABINET G, SLIDE 173-C, in the Office of the Register of Deeds of Craven County, North Carolina.